High Country Financial Corporation


                   Certification of Periodic Financial Report
                       Pursuant to 18 U.S.C. Section 1350


         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of High Country Financial Corporation (the "Company") certifies that the Quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and information contained in that Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:  August 12, 2002                               /S/ John M. Brubaker
                                                     -------------------------
                                                     John M. Brubaker
                                                     President and CEO



Date:  August 12, 2002                               /S/ David H. Harman
                                                     -------------------------
                                                     David H. Harman
                                                     Chief Financial Officer


*This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.